Exhibit (a)(2)
     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, attorney, accountant or other independent financial adviser.
     If you have sold or otherwise transferred all your Jilin ADSs (as defined below), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. However, such documents must not be distributed, forwarded or otherwise transmitted in or into any jurisdiction where it would be unlawful to do so.
LETTER OF TRANSMITTAL
To Accept the Offer (the “H Share Offer”) by
PETROCHINA COMPANY LIMITED
to acquire outstanding foreign invested shares,
par value RMB1.00 per share (“Jilin H Shares”),
represented by American Depositary Shares of
JILIN CHEMICAL INDUSTRIAL COMPANY LIMITED
Pursuant to the Composite Offer and Response Document
dated November 16, 2005 (the “Composite Document”)
UNLESS THE H SHARE OFFER HAS PREVIOUSLY BECOME OR BEEN DECLARED UNCONDITIONAL, REVISED OR EXTENDED, THE INITIAL OFFER PERIOD (AS DEFINED IN THE COMPOSITE DOCUMENT) WILL EXPIRE AT 4:00 P.M. (HONG KONG TIME) ON FRIDAY, JANUARY 6, 2006 (THE “FIRST CLOSING DATE”). BECAUSE OF THE TIME DIFFERENCE BETWEEN HONG KONG AND NEW YORK CITY, UNLESS THE H SHARE OFFER HAS PREVIOUSLY BECOME OR BEEN DECLARED UNCONDITIONAL, REVISED OR EXTENDED, ACCEPTANCES OF THE H SHARE OFFER BY HOLDERS OF AMERICAN DEPOSITARY SHARES OF JILIN CHEMICAL INDUSTRIAL COMPANY LIMITED (“JILIN”), EACH REPRESENTING 100 JILIN H SHARES (“JILIN ADSs”), MUST BE RECEIVED BY THE US TENDER AGENT BY NOT LATER THAN 5:00 P.M. (NEW YORK CITY TIME) ON THURSDAY, JANUARY 5, 2006 (THE “ADS ACCEPTANCE DEADLINE”).
HOLDERS OF JILIN ADSs MAY WITHDRAW AN ACCEPTANCE OF THE H SHARE OFFER AT ANY TIME ON OR PRIOR TO THE FIRST CLOSING DATE OR, IF THE H SHARE OFFER HAS BEEN EXTENDED, AT ANY TIME PRIOR TO THE EXPIRATION OF SUCH EXTENDED PERIOD. THE EARLIEST DATE ON WHICH THE H SHARE OFFER COULD BECOME OR BE DECLARED UNCONDITIONAL IS THE DATE OF THE H SHARE CLASS MEETING (AS DEFINED IN THE COMPOSITE DOCUMENT), WHICH IS SCHEDULED FOR SATURDAY, DECEMBER 31, 2005. IF THE H SHARE OFFER BECOMES OR IS DECLARED UNCONDITIONAL AFTER THE H SHARE CLASS MEETING BUT BEFORE THE FIRST CLOSING DATE OR, IF THE H SHARE OFFER HAS BEEN EXTENDED, BEFORE THE EXPIRATION OF SUCH EXTENDED PERIOD, THEN, SUBJECT TO THE RECEIPT OF ANY NECESSARY RELIEF FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE RIGHT OF JILIN ADS HOLDERS TO WITHDRAW ACCEPTANCES OF THE H SHARE OFFER WILL TERMINATE FROM AND AFTER THE TIME THE H SHARE OFFER BECOMES OR IS DECLARED UNCONDITIONAL. PETROCHINA INTENDS TO SEEK ANY NECESSARY RELIEF FROM THE SEC TO PERMIT TERMINATION OF THE WITHDRAWAL RIGHTS OF JILIN ADS HOLDERS FROM AND AFTER THE TIME THE H SHARE OFFER BECOMES OR IS DECLARED UNCONDITIONAL.
AT THE CONCLUSION OF THE INITIAL OFFER PERIOD (INCLUDING ANY EXTENSION THEREOF), IF ALL CONDITIONS OF THE H SHARE OFFER HAVE BEEN SATISFIED OR, WHERE PERMITTED, WAIVED, THE H SHARE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF 28 CALENDAR DAYS (THE “SUBSEQUENT OFFER PERIOD”). HOLDERS OF JILIN ADSs WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE H SHARE OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD.
The US Tender Agent for the H Share Offer in respect of Jilin H Shares represented by Jilin ADSs is:
The Bank of New York
By Facsimile Transmission (for Eligible Institutions only):
(212) 815-6433
Confirm by Telephone:
(212) 815-6212

By Mail: The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	By Hand or Overnight Courier: The Bank of New York Tender & Exchange Department — 11W 101 Barclay Street Receive & Deliver Window — Street Level New York, NY 10286

DESCRIPTION OF JILIN ADSs TENDERED

Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s)
appear(s) on American Depositary Receipts	Jilin ADSs Tendered
evidencing Jilin ADSs (“ADRs”))	(Attach additional list, if necessary)

Total Number of
		Jilin ADSs	Number of
	Jilin ADR	Evidenced By	Jilin ADSs
	Number(s)*	Jilin ADRs*	Tendered**

Total Jilin ADSs

* Need not be completed by Jilin ADS holders delivering Jilin ADSs by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Jilin ADSs evidenced by Jilin ADRs (as defined below) delivered to the US Tender Agent are being tendered hereby. See Instruction 4.

      ACCEPTANCE OF THE H SHARE OFFER IN RESPECT OF JILIN H SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY JILIN ADSs EVIDENCED BY ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold Jilin H Shares that are not represented by Jilin ADSs, you can obtain a Form of Acceptance for accepting the H Share Offer in respect of those Jilin H Shares from the U.S. Information Agent.
      The H Share Offer is being made pursuant to, and in accordance with, the Hong Kong Takeovers Code (the “Hong Kong Takeovers Code”) and the United States tender offer rules under the U.S. Securities Exchange Act of 1934, as amended. The H Share Offer is being made in Hong Kong and elsewhere outside the United States by Citigroup Global Markets Asia Limited (“Citigroup”), on behalf of PetroChina Company Limited (“PetroChina”), and is being made in the United States directly by PetroChina and not by Citigroup, and references to the H Share Offer being made by Citigroup contained in the Composite Document should be read accordingly.
      This Letter of Transmittal is to be completed by holders of Jilin ADSs either if (i) ADRs evidencing Jilin ADSs are to be forwarded herewith or (ii), unless an Agent’s Message (as defined in paragraph 2.3 of Appendix I of the Composite Document) is utilized, delivery of Jilin ADSs is to be made by book-entry transfer to an account maintained by the US Tender Agent at the Book-Entry Transfer Facility (as defined in paragraph 2.2 of Appendix I of the Composite Document and pursuant to the procedures set forth in paragraph 2.3 of Appendix I of the Composite Document). Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Composite Document. Delivery of documents to a Book-Entry Transfer Facility does not constitute valid delivery to the US Tender Agent.
      If Jilin ADS holders complete this Letter of Transmittal pursuant to (i) above, delivery of a Letter of Transmittal, ADRs and any other required documents to the US Tender Agent by Jilin ADS holders will be deemed (without any further action by the US Tender Agent) to constitute an acceptance of the H Share Offer by such holder with respect to the Jilin H Shares represented by the Jilin ADSs evidenced by such ADRs subject to the terms and the conditions set out in the Composite Document.
      If Jilin ADS holders complete this Letter of Transmittal pursuant to (ii) above, Jilin ADSs held in book-entry transfer form must be transferred to the US Tender Agent’s account at the Book-Entry Transfer Facility before the ADS Acceptance Deadline for the Initial Offer Period or, in the case of the Subsequent Offer Period, no later than 5:00 p.m., New York City time, on the U.S. business day immediately preceding the final day of the Subsequent Offer Period. Jilin ADS holders delivering Jilin ADSs by book-entry transfer may instruct their broker, dealer, commercial bank, trust company or other nominee in a timely manner to use an Agent’s Message in lieu of delivering this Letter of Transmittal to the US Tender Agent.

      The Purchaser will be delivering Hong Kong dollars to the US Tender Agent for the Jilin H Shares represented by the Jilin ADSs purchased by Purchaser and the US Tender Agent will convert said Hong Kong dollars into US dollars on the open spot market on or about the date such Hong Kong dollars are received by it from the Purchaser. The actual amount of US dollars received will depend upon the relevant exchange rate prevailing on the day funds are converted by the US Tender Agent.
      The Purchaser will pay any fees charged by The Bank of New York, as depositary for the Jilin ADSs, resulting from the cancellation of the Jilin ADSs in connection with the US Tender Agent’s delivery to PetroChina of Jilin H Shares represented by Jilin ADSs.

☐	CHECK HERE IF JILIN ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE US TENDER AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
          Name of Tendering Institution:

          Account Number:

          Transaction Code Number:

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR
TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER
THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      The undersigned hereby instructs the US Tender Agent to accept the H Share Offer on behalf of the undersigned with respect to the listed foreign invested shares, par value RMB1.00 per share (“Jilin H Shares”) represented by the above-described American Depositary Shares (“Jilin ADSs”) of Jilin Chemical Industrial Company Limited, a corporation organized under the laws of the People’s Republic of China (the “Company”), evidenced by American Depositary Receipts (“ADRs”), specified in the box entitled “Description of Jilin ADSs Tendered” subject to the terms and conditions set forth in the Composite Offer and Response Document Relating to the H Share Offer, dated November 16, 2005 (the “Composite Document”) and this Letter of Transmittal (which, together with the Composite Document and any amendments or supplements hereto or thereto, collectively constitute the “H Share Offer”) by informing PetroChina Company Limited, a corporation organized under the laws of the People’s Republic of China (“Purchaser”), in writing that the H Share Offer has been so accepted. In this Letter of Transmittal, the expression “Jilin ADS(s)” shall, except where the context otherwise requires, be deemed to include, without limitation, the Jilin H Shares represented thereby.
      The undersigned understands that the valid tender of Jilin ADSs pursuant to any one of the procedures described herein and in the Instructions hereto, subject to the withdrawal rights described in the Composite Document, will constitute the undersigned’s acceptance of the terms and conditions of the H Share Offer. Purchaser’s acceptance for payment of the Jilin H Shares represented by such Jilin ADSs will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the H Share Offer (and, if the H Share Offer is extended or amended, the terms or conditions of any such extension or amendment). IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF JILIN H SHARES, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE JILIN H SHARES REPRESENTED BY SUCH JILIN ADSs MAY NOT BE MADE.
      The undersigned hereby delivers to the US Tender Agent the ADRs evidencing the above-described Jilin ADSs and accepts the H Share Offer with respect to the Jilin H Shares represented by such Jilin ADSs upon the terms and subject to the conditions of the H Share Offer (as set forth in the Composite Document and this Letter of Transmittal and any amendments or supplements thereto, receipt of each of which is hereby acknowledged).
      The undersigned acknowledges that the Purchaser will be delivering Hong Kong Dollars to the US Tender Agent for the Jilin H Shares represented by the Jilin ADSs purchased by Purchaser and that the US Tender Agent will convert said Hong Kong Dollars into US dollars on the open spot market on or about the date such Hong Kong Dollars are received by it from the Purchaser. The actual amount of US dollars received will depend upon the relevant exchange rate prevailing on the day funds are converted by the US Tender Agent. Jilin ADS holders should also be aware that the relevant exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are converted by the US Tender Agent.
      Upon the terms and subject to the conditions of the H Share Offer (and if the H Share Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of the Jilin H Shares represented by the Jilin ADSs evidenced by the ADRs tendered herewith, in accordance with the terms of the H Share Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Jilin H Shares represented by the Jilin ADSs evidenced by the ADRs that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Jilin H Shares or Jilin ADSs) and rights declared, paid or distributed in respect of such Jilin H Shares or Jilin ADSs on or after October 28, 2005 (collectively, “Distributions”) and irrevocably appoints the US Tender Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Jilin H Shares and Jilin ADSs (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of the undersigned’s rights with respect to such Jilin H Shares and Jilin ADSs (and all Distributions), to (i) deliver the Jilin H Shares represented such Jilin ADSs and the ADRs evidencing such Jilin ADSs (and all Distributions), or transfer ownership of such Jilin ADSs (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser or its agents, (ii) present the Jilin H Shares represented by such Jilin ADSs (and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Jilin H Shares represented by such Jilin ADSs and such Jilin ADSs (and all Distributions), all in accordance with the terms and subject to the conditions of the H Share Offer.
      By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Jilin ADSs tendered hereby, including all Jilin H Shares represented by such Jilin ADSs, and all Jilin H Shares which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Jilin ADSs and other securities issued in Distributions in respect of such Jilin ADSs or the Jilin H Shares represented by such Jilin ADSs, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Jilin ADSs tendered hereby and all Jilin H Shares represented by such Jilin ADSs is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the Jilin H Shares represented by such Jilin ADSs by Purchaser in accordance with other terms of the H Share Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Jilin ADSs or the Jilin H Shares represented by such Jilin ADSs (and all Jilin ADSs and other securities issued in Distributions in respect of such Jilin ADSs or Jilin H Shares represented thereby), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Jilin ADSs or Distributions to be deemed validly tendered, immediately upon Purchaser’s acceptance of the Jilin H Shares represented by such Jilin ADSs for payment, Purchaser must be able to exercise full voting and other rights with respect to such Jilin ADSs and the Jilin H Shares represented by such Jilin ADSs (and any and all Distributions), including, without limitation, voting at any meeting of the Company’s shareholders concerning any matter.
      The execution of this Letter of Transmittal by a holder of Jilin ADSs (together with any signature guarantees) and its delivery to the US Tender Agent shall constitute in respect of the accepted Jilin ADSs and the Jilin H Shares represented by such Jilin ADSs: (i) the irrevocable appointment of the US Tender Agent as the agent of the undersigned and an irrevocable instruction and authority to the US Tender Agent to surrender such Jilin ADSs to The Bank of New York, the depositary for the Jilin ADSs (the “Jilin ADS Depositary”) and to instruct the Jilin ADS Depositary to instruct The Hong Kong and Shanghai Banking Corporation Limited (the “Custodian”), in all respects in accordance with its terms and in respect of the undersigned’s Jilin H Shares represented by the tendered Jilin ADSs having been accepted for purchase, to execute and deliver to Hong Kong Registrars Limited, as share registrar of Jilin, or any successor share registrar of Jilin, all or any form(s) of transfer and/or other document(s)) with respect to the Jilin H Shares represented by such Jilin ADSs; and (ii) an irrevocable acknowledgment by the undersigned that (1) payment by Purchaser for the

Jilin H Shares represented by the undersigned’s Jilin ADSs shall constitute payment for such Jilin ADSs and (2) none of the undersigned, the US Tender Agent, the Custodian or any other person shall be entitled to receive any other consideration under the H Share Offer in connection with the tender or delivery of such Jilin ADSs.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Jilin ADSs (including the Jilin H Shares represented by such Jilin ADSs) tendered hereby and all Distributions, that when the Jilin H Shares represented by such Jilin ADSs are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Jilin H Shares, Jilin ADSs and Distributions will be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Jilin ADSs, or that the ADRs have been endorsed to the undersigned in blank or the undersigned is a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Jilin ADSs. The undersigned, upon request, shall execute and deliver all additional documents deemed by the US Tender Agent, the Custodian or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Jilin H Shares represented by the Jilin ADSs tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the US Tender Agent for the account of Purchaser all Distributions in respect of Jilin ADSs (including the Jilin H Shares represented by such Jilin ADSs) tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Jilin H Shares represented by the Jilin ADSs tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.
      No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Composite Document, this tender is irrevocable.
      Unless otherwise indicated below in the box entitled “Special Payment Instructions”, please issue the check for the purchase price of all Jilin H Shares purchased and return all ADRs evidencing Jilin ADSs not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Jilin ADSs Tendered”. Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions”, please mail the check for the purchase price of all purchased Jilin H Shares represented by Jilin ADSs tendered and return all ADRs evidencing Jilin ADSs not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Jilin ADSs Tendered” on the reverse hereof. In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all purchased Jilin H Shares represented by Jilin ADSs and return all ADRs evidencing Jilin ADSs not tendered or not accepted for payment in the name(s) of, and deliver such check and return such ADRs (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions”, please credit any Jilin ADSs tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Jilin ADSs from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Jilin H Shares represented by Jilin ADSs tendered hereby.
      SUBJECT TO THE TERMS AND CONDITIONS OF THE COMPOSITE DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE H SHARE OFFER SHALL NOT BE MADE, UNTIL ADRs EVIDENCING THE JILIN ADSs IN RESPECT OF THE JILIN H SHARES FOR WHICH THE H SHARE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US TENDER AGENT AS PROVIDED IN THE COMPOSITE DOCUMENT AND THIS LETTER OF TRANSMITTAL.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
   To be completed ONLY if (i) the check for the purchase price of the Jilin H Shares represented by Jilin ADSs and/or (ii) ADRs evidencing Jilin ADSs not tendered or not purchased are to be issued in the name of someone other than the undersigned.
Issue Check and ADRs to:
Name:

(Please Print)
Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 on reverse side)
Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
   To be completed ONLY if (i) the check for the purchase price of Jilin H Shares represented by Jilin ADSs and/or (ii) ADRs evidencing Jilin ADSs not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under “Description of Jilin ADSs Tendered”.
Mail Check and ADR(s) to:
Name:

(Please Print)
Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 on reverse side)

IMPORTANT
ADS HOLDERS: SIGN HERE
(U.S. Holders Please Also Complete Substitute Form W-9 Below)
(Non-U.S. Holders Please Obtain and Complete Form W-8BEN or Other Form W-8)

Signature(s) of Holder(s)
Dated: ______________________________ , 200     .
(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADRs or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)
Name(s):

(Please Print)
Capacity (full title):

Address:

Include Zip Code
Daytime Area Code and Telephone No:

Taxpayer Identification or
Social Security No.:

(See Substitute Form W-9 on reverse side)
GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY.
FINANCIAL INSTITUTIONS: PLACE MEDALLION
GUARANTEE IN SPACE BELOW
####

INSTRUCTIONS
Forming Part of the Terms and Conditions of the H Share Offer
      1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered holder(s) of Jilin ADSs (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Jilin ADSs) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse hereof or (ii) such Jilin ADSs are tendered for the account of an Eligible Institution. See Instruction 5.
      2. Delivery of Letter of Transmittal and Jilin ADSs. This Letter of Transmittal is to be used either if ADRs are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in paragraph 2.3 of Appendix I to the Composite Document. ADRs evidencing all physically tendered Jilin ADSs, or a confirmation of a book-entry transfer into the US Tender Agent’s account at the Book-Entry Transfer Facility of all Jilin ADSs delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the US Tender Agent at one of its addresses set forth herein not later than 5:00 p.m. (New York City time) on January 5, 2006 (the “ADS Acceptance Deadline”) or, in the case of the Subsequent Offer Period, no later than 5:00 p.m. (New York City time) on the U.S. business day immediately preceding the final day of the Subsequent Offer Period. If ADRs are forwarded to the US Tender Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Please do not send ADRs directly to PetroChina Company Limited.
      The method of delivery of this Letter of Transmittal, Jilin ADSs and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering Jilin ADS holder, and the delivery will be deemed made only when actually received by the US Tender Agent (including in the case of a book-entry transfer, receipt of a book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
      No alternative, conditional or contingent tenders will be accepted and no fractional Jilin H shares represented by Jilin ADSs will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering Jilin ADS holders waive any right to receive any notice of the acceptance of the Jilin H Shares represented by their Jilin ADSs for payment.
      All questions as to validity, form and eligibility of the surrender of any Jilin ADS hereunder will be determined by Purchaser (which may delegate power in whole or in part to the US Tender Agent) and such determination shall be final and binding. Purchaser reserves the right to waive any irregularities or defects in the surrender of any Jilin ADSs. A surrender will not be deemed to have been made until all irregularities have been cured or waived. None of Purchaser or its respective affiliates or assigns, the US Tender Agent, the Information Agent (as defined in the Composite Document), or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Purchaser’s interpretation of the terms and conditions of the H Share Offer (including this Letter of Transmittal and the instructions hereto and any other documents related to the H Share Offer) will be final and binding.
      3. Inadequate Space. If the space provided on the reverse hereof under “Description of Jilin ADSs Tendered” is inadequate, the ADR numbers, the number of Jilin ADSs evidenced by such ADRs and the number of Jilin ADSs tendered should be listed on a separate signed schedule and attached hereto.
      4. Partial Tenders (not applicable to Jilin ADS holders who tender by book-entry transfer). If fewer than all Jilin ADSs evidenced by any ADR delivered to the US Tender Agent herewith are to be tendered hereby, fill in the number of Jilin ADSs that are to be tendered in the box entitled “Number of Jilin ADSs Tendered”. In such cases, new ADR(s) evidencing the remainder of Jilin ADSs that were evidenced by the ADRs delivered to the US Tender Agent herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse hereof, as soon as practicable after the ADS Acceptance Deadline or the termination of the H Share Offer. All Jilin H Shares represented by Jilin ADSs evidenced by ADRs delivered to the US Tender Agent will be deemed to have been tendered unless otherwise indicated.
      5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Jilin ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing such Jilin ADSs without alteration, enlargement or any other change whatsoever.
      If any Jilin ADSs tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.
      If any Jilin ADSs tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Jilin ADSs.
      If this Letter of Transmittal is signed by the registered holder(s) of Jilin ADSs tendered hereby, no endorsements of ADRs or separate stock powers are required, unless payment is to be made to, or ADRs evidencing Jilin ADSs not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s).
      If this Letter of Transmittal is signed by a person other than the registered holder(s) of Jilin ADSs tendered hereby, the ADR(s) evidencing Jilin ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such ADR(s). Signatures on such Jilin ADR(s) and stock powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person“s authority so to act must be submitted.
      6. Stock Transfer Taxes and Hong Kong Stamp Duty. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Jilin H Shares represented by Jilin ADSs to it or its order pursuant to the H Share Offer. If, however, payment of the purchase price of any Jilin H Shares represented by Jilin ADSs purchased is to be made to, or if ADR(s) evidencing Jilin ADSs not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of the purchased Jilin H Shares represented by such Jilin ADSs, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.
      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Jilin ADRs evidencing Jilin ADSs tendered hereby.
      Hong Kong stamp duty at a rate of HK$1.00 for every HK$1,000 (or part of HK$1,000) of the consideration payable will be deducted from the amount payable to the holders of Jilin H Shares, including holders of Jilin ADSs, who accept the H Share Offer.
      7. Special Payment and Delivery Instructions. If a check for the purchase price of any Jilin H Shares represented by any Jilin ADSs tendered hereby is to be issued in the name of, and/or Jilin ADR(s) evidencing Jilin ADSs not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such ADR is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Jilin ADSs Tendered” on the reverse hereof, the appropriate boxes herein must be completed.
      8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the U.S. Information Agent at the address or telephone number set forth below or to the broker, dealer, commercial bank or trust company representing the holder of Jilin ADSs. Additional copies of the Composite Document, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the U.S. Information Agent. If you hold Jilin H Shares that are not represented by Jilin ADSs, you can obtain a Form of Acceptance for accepting the H Share Offer in respect of those Jilin H Shares from the Information Agent.
      9. Substitute Form W-9. Each tendering Jilin ADS holder is required to provide the US Tender Agent with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax

Information” below, and to certify, under penalty of perjury, that such number is correct and that such Jilin ADS holder is not subject to backup withholding of federal income tax. If a tendering Jilin ADS holder has been notified by the Internal Revenue Service that such Jilin ADS holder is subject to backup withholding, such Jilin ADS holder must cross out item (Y) of the Certification box of the Substitute Form W-9, unless such Jilin ADS holder has since been notified by the Internal Revenue Service that such Jilin ADS holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Jilin ADS holder to 28% federal income tax withholding on the payment of the purchase price of all Jilin ADSs purchased from such Jilin ADS holder. If the tendering Jilin ADS holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Jilin ADS holder should check the box in Part 1(b), and sign and date the Substitute Form W-9. If “Applied For” is written in Part 1 and the US Tender Agent is not provided with a TIN within 60 days, the US Tender Agent will withhold 28% on all payments of the purchase price to such Jilin ADS holder until a TIN is provided to the US Tender Agent. A non-United States Jilin ADS holder should not complete the Substitute Form W-9, but instead should complete either a Form W-8BEN, W-8ECI or W-8IMY, as discussed in “Important Tax Information” below. Such Forms W-8 may be obtained from the US Tender Agent or the Internal Revenue Service at www.irs.gov.
      10. Lost, Destroyed or Stolen Certificates. If any ADR has been lost, destroyed, mutilated or stolen, the holder should call the US Tender Agent at the number set forth on the last page of this Letter of Transmittal for instructions. If any ADR has been lost, destroyed, mutilated or stolen, the holder of such Jilin ADR should complete, sign and return to the US Tender Agent this Letter of Transmittal indicating the number of Jilin ADSs for which ADRs have been lost, destroyed, mutilated or stolen, or call the US Tender Agent at the number set forth on the last page of this Letter of Transmittal for further instructions.
      Important: This Letter of Transmittal (or manually signed facsimile hereof), properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and ADRs or confirmation of book-entry transfer and all other required documents) must be received by the US Tender Agent prior to the ADS Acceptance Deadline or, in the case of the Subsequent Offer Period, no later than 5:00 p.m. (New York City time) on the U.S. business day immediately preceding the end of the Subsequent Offer Period.
IMPORTANT TAX INFORMATION
      Under U.S. federal income tax law, a Jilin ADS holder whose Jilin H Shares represented by tendered Jilin ADSs are accepted for payment is required to provide the US Tender Agent with such Jilin ADS holder’s correct TIN on the Substitute Form W-9 below. If such Jilin ADS holder is an individual, the TIN is such Jilin ADS holder’s social security number. If a tendering Jilin ADS holder is subject to backup withholding, such Jilin ADS holder must cross out Item (Y) of Part 3 on the Substitute Form W-9. If the US Tender Agent is not provided with the correct TIN, the Jilin ADS holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Jilin ADS holder may be subject to backup withholding of 28%.
      Certain Jilin ADS holders (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or foreign entity to qualify as an exempt recipient, such individual or entity must submit an appropriate and properly completed IRS Form W-8, attesting to that individual’s exempt status. Such a Form W-8 may be obtained from the US Tender Agent. Exempt Jilin ADS holders, other than foreign individuals or foreign entities, should furnish their TIN, write “Exempt” in Part 2 of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the US Tender Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
      If backup withholding applies, the US Tender Agent is required to withhold 28% of any payments made to the Jilin ADS holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9
      To prevent backup withholding on payments that are made to a Jilin ADS holder with respect to purchased Jilin H Shares represented by Jilin ADSs pursuant to the H Share Offer, the Jilin ADS holder is required to notify the US Tender Agent of such Jilin ADS holder’s correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such Jilin ADS holder is awaiting a TIN).

What Number to Give the US Tender Agent
      The Jilin ADS holder is required to give the US Tender Agent the Social Security Number of the record holder of the Jilin ADSs. If the Jilin ADSs are in more than one name, or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidelines on which number to report. If the tendering Jilin ADS holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Jilin ADS holder should check the box in Part 1(b), sign and date the Substitute Form W-9. If the box in Part 1(b) is checked, the US Tender Agent will withhold 28% of payments made to the Jilin ADS holder, but such withholdings will be refunded if the tendering Jilin ADS holder provides a TIN within 60 days.

PAYER’S NAME: THE BANK OF NEW YORK

SUBSTITUTE Form W-9 Department of the Treasury	Name Address (Name and Street)

(City)(State) (Zip Code)

Internal Revenue Service	Part 1(a) — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: (Social Security Number or Employer Identification Number)

Payer’s Request for Taxpayer Identification Number (TIN)	Part 1(b) — PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN: ☐

Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE “EXEMPT” HERE (SEE INSTRUCTIONS)

Part 3 — CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (Z) I am a U.S. person (which includes a U.S. resident alien).

SIGNATURE:		DATE:

Certification Instructions — You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, 28% of all payments made to me under the tender offer shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts will be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE H SHARE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, ADRs AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH JILIN ADS HOLDER OR SUCH JILIN ADS HOLDER’S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

     Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and ADRs and any other required documents should be sent or delivered by each Jilin ADS holder or such Jilin ADS holder’s broker, dealer, commercial bank, trust company or other nominee to the US Tender Agent at one of its addresses or to the facsimile number set forth below.
The US Tender Agent for the H Share Offer in respect
of the Jilin H Shares represented by Jilin ADSs is:
The Bank of New York
By Facsimile Transmission (for Eligible Institutions only): (212) 815-6433
Confirm by Telephone: (212) 815-6212

By Mail:	By Hand or Overnight Courier:
The Bank of New York	The Bank of New York
Tender & Exchange Department	Tender & Exchange Department — 11W
P.O. Box 11248	101 Barclay Street
Church Street Station	Receive & Deliver Window — Street Level
New York, NY 10286-1248	New York, NY 10286

      Questions or requests for assistance may be directed to the U.S. Information Agent at its address and telephone numbers listed below. Additional copies of the Composite Document and this Letter of Transmittal may be obtained from the Information Agent. Jilin ADS holders may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the H Share Offer.
The U.S. Information Agent for the H Share Offer is:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
(877) 717-3898 (toll-free in the U.S. and Canada)
(212) 750-5833 (call collect from all other countries)